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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 1998

                      FIRSTFEDERAL FINANCIAL SERVICES CORP
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             (Exact name of registrant as specified in its charter)

      Ohio                        0-17894                       34-1622711
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
 incorporation)                                                    No.)

135 East Liberty Street,    Wooster, Ohio                              44691
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:        (330) 264-8001
                                                           ---------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
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         On February 2, 1998, FirstFederal Financial Services Corp
("FirstFederal") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing its earnings results for the three month period and twelve month period ended December 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)      Exhibits

         99 Text of press release, dated February 2, 1998, issued by FirstFederal Financial Services Corp announcing its earnings results for the three month period and twelve month period ended December 31, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRSTFEDERAL FINANCIAL SERVICES CORP

                                  By:      /s/ Gary G. Clark
                                           ----------------------------
                                           Gary G. Clark
                                           Chairman and CEO

Date:    February 3, 1998
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                              INDEX TO EXHIBITS

                                                                                      Sequentially
                                                                                     Numbered Page
                                                                                    Where Attached
                                                                                Exhibit is Located
                                                                                ------------------
99                Press Release of FirstFederal, dated February 2, 1998                          5

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